UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of earliest event reported: February 17, 2012

NovaBay Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33678	68-0454536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5980 Horton Street, Suite 550, Emeryville, CA   94608
(Address of Principal Executive Offices)   (Zip Code)

(510) 899-8800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 17, 2012, the Compensation Committee of the Board of Directors of NovaBay Pharmaceuticals, Inc. established bonuses for NovaBay’s executive officers for performance in 2011.  The Compensation Committee applied the criteria previously established by the Compensation Committee for the company’s 2010 Bonus Structure (as described in Exhibit 10.19 to NovaBay’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 30, 2010), and determined that a company performance achievement of 72.8% should be applied to the preestablished target bonuses for the executive officers.

The preestablished target bonuses for NovaBay’s executive officers appearing in NovaBay’s summary compensation table in the company’s latest proxy statement (the “NovaBay’s named executive officers”) are 40% of base salary for Ramin (“Ron”) Najafi, Ph.D., NovaBay’s Chairman and Chief Executive Officer, and 30% of base salary for each of Thomas J. Paulson, NovaBay’s Chief Financial Officer and Treasurer, and Behzad Khosrovi, Ph.D., NovaBay’s Chief Alliance Officer and SVP, Product Development.

The Compensation Committee then determined to increase the amount of the bonuses for the executive officers by 30%, as it determined to pay only 70% of the bonus amount now, and in stock options in lieu of cash.  NovaBay’s decision to grant the bonus in stock options was made to strengthen NovaBay’s cash position.  The resulting bonus amounts for NovaBay’s named executive officers for the fiscal year ended December 31, 2011, are as follows:

Name	Title	Bonus
Ramin (“Ron”) Najafi, Ph.D.	Chairman and Chief Executive Officer	$106,699
Thomas J. Paulson	Chief Financial Officer and Treasurer	$60,397
Behzad Khosrovi, Ph.D.	Chief Alliance Officer and SVP, Product Development	$57,497

The Compensation Committee then granted stock options to each executive officer with a Black-Scholes value, using the stock price on February 17, 2012, equal to 70% of their bonus amount, resulting in stock options to purchase the following number of shares of NovaBay’s common stock for NovaBay’s named executive officers as follows:

Name	Title	Number of Shares
Ramin (“Ron”) Najafi, Ph.D.	Chairman and Chief Executive Officer	96,652
Thomas J. Paulson	Chief Financial Officer and Treasurer	54,709
Behzad Khosrovi, Ph.D.	Chief Alliance Officer and SVP, Product Development	52,083

The stock options were granted with an exercise price equal to the fair market value of the common stock on the date of grant, and the options will vest in four-equal installments: 25% each on March 30, 2012, June 30, 2012, September 30, 2012 and December 30, 2012.

The remaining 30% of the bonus will be paid later in the year or early in the following year, either in the form of stock options or cash, as determined by the Compensation Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaBay Pharmaceuticals, Inc. (Registrant)

By:	/s/ Thomas J. Paulson
Thomas J. Paulson
Chief Financial Officer and Treasurer

Dated: February 23, 2012